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                                                                      Exhibit 24
                       DIRECTORS AND CERTAIN OFFICERS OF
                           NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

     The undersigned directors and officers of National City Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign in the capacities indicated below and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of the common stock, par value $4.00 per share, of the Corporation to be granted under the National City Corporation Long-Term Cash and Equity Incentive Plan, effective April 6, 2004, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     EXECUTED as of May 17, 2004.

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

/s/ Jon E. Barfield                     Director
------------------------------------
Jon E. Barfield

/s/ James S. Broadhurst                 Director
------------------------------------
James S. Broadhurst

/s/ John W. Brown                       Director
------------------------------------
John W. Brown

/s/ Christopher M. Connor               Director
------------------------------------
Christopher M. Connor

/s/ David A. Daberko                    Chairman of the Board and Chief Executive
------------------------------------    Officer
David A. Daberko

/s/ Joseph T. Gorman                    Director
------------------------------------
Joseph T. Gorman

/s/ Bernadine P. Healy, M.D.            Director
------------------------------------
Bernadine P. Healy, M.D.

/s/ Paul A. Ormond                      Director
------------------------------------
Paul A. Ormond

/s/ Robert A. Paul                      Director
------------------------------------
Robert A. Paul

/s/ Gerald L. Shaheen                   Director
------------------------------------
Gerald L. Shaheen

/s/ Jerry Sue Thornton, Ph.D.           Director
------------------------------------
Jerry Sue Thornton, Ph.D.

/s/ Morry Weiss                         Director
------------------------------------
Morry Weiss
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